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                                                                    EXHIBIT 23.1

                               [KPMG LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Chad Therapeutics, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.

/s/ KPMG LLP

Los Angeles, California
April 5, 1999